UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

Allianz Global Investors Solutions Core Allocation Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2009

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

Item 1: Report to Shareholders

Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Core Allocation Fund

(formerly Allianz Global Investors Multi-Style Fund)

Annual Report

JUNE 30, 2009

Share Classes

Institutional

Administrative

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter

Dear Shareholder:

Please find enclosed the annual report for Allianz Global Investors Solutions Core Allocation Fund, formerly Allianz Global Investors Multi-Style Fund, for the fiscal year ended June 30, 2009. On May 1, 2009, the Allianz Global Investors Multi-Style Fund was reorganized into the Allianz Global Investors Solutions Core Allocation Fund.

Global capital markets weathered one of the most difficult environments in market history during the 12-month period ended June 30, 2009. Investors experienced double-digit losses for a broad range of equity asset classes despite a bottoming of major indexes in March 2009 and an upturn a full four months before year end. Bond markets reported a range of results from modest returns to losses. Growth and value stocks, large-caps and small-caps, and stock averages in every sector fell as a global de-leveraging of institutions, hedge funds, investors and consumers forced the sales of financial assets and led to significantly oversold conditions. Stocks in the energy and financials sectors were especially hit hard.

The MSCI All Country World Index, a global measure of stocks from both developed and developing countries, declined 29.32% for the 12-month reporting period, as measured in U.S. dollar terms. The MSCI Europe Australasia and Far East Index, which measures stock returns in developed markets outside the U.S., declined 31.35% and developing countries’ stocks, as represented by the MSCI Emerging Markets Index, declined 28.07% during the reporting period. Global bonds, as measured by the Barclays Capital Global Aggregate Bond Index, posted a loss of 2.36%. U.S. bonds, as represented by the Barclays Capital U.S. Aggregate Index, returned 6.05%.

Central banks around the world reduced benchmark interest rates and pursued other initiatives designed to inject liquidity into the financial system and lessen the severity of recession.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional, Administrative and Class P shares). In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 14, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

06.30.09	AGI Solutions Core Allocation Fund Annual Report	3

Important Information About the Fund

Allianz Global Investors Solutions Core Allocation Fund (the “Fund”) reorganized on May 1, 2009, when the Allianz Global Investors Multi-Style Fund, a former series of Allianz Funds, (the “Predecessor Fund”) merged into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. The Fund’s Class A/B/C/D/R/P performance prior to the reorganization is the historical performance of the Predecessor Fund’s Class A performance, adjusted to reflect the fees and expenses of each current class. The Fund’s Institutional and Administrative class performance prior to the reorganization is the historical performance of the Predecessor Fund’s Institutional class performance, adjusted to reflect the fees and expenses of each current class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Prior to the reorganization, the Predecessor Fund had different principal investment strategies and may not necessarily have achieved the performance results shown under the Fund’s current principal investment strategies.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries.

The Fund is subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, IPO risk, non-U.S. investment risk and focused investment risk. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund is unable to close out a position when it is most advantageous to do so. To the extent a Fund invests in derivatives (including short sales), it could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Fund assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Fund’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

4	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Form N-Q

The Trust files complete schedules of the Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be provided without charge, upon request, by calling the Trust at 1-888-877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example, which appears on the Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption* and exchange fees; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000 at the beginning of the period and held for the entire period indicated, which for the Fund is from 1/1/09 to 6/30/09.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

* As of May 1, 2009, redemption fees were eliminated.

06.30.09	AGI Solutions Core Allocation Fund Annual Report	5

Allianz Global Investors Solutions Core Allocation Fund

Portfolio Insights

•

Allianz Global Investors Solutions Core Allocation Fund seeks after-inflation capital appreciation and current income by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

•	Both the Fund and its benchmark posted sharply lower returns during the reporting period. The Fund’s relative performance was primarily due to sub-fund performance.

•

The synchronized global financial crisis and ensuing recession led to sharp falls in equity markets globally during the period. Indeed, equity markets fell steadily from the end of August until early March of 2009.

•

Fixed-income markets, in contrast, posted positive returns during the reporting period as government bonds rallied strongly during the fall in equity markets. Investors favored government bonds in a flight-to-safety.

•

Sub-fund performance was the primary detractor from Fund performance during the reporting period. Allocations to PIMCO StocksPlus Fund, Allianz NACM International Fund, and Allianz NFJ Large-Cap Value Fund detracted from performance. In contrast, allocations to the Allianz RCM Large-Cap Growth Fund, the Allianz OCC Opportunity Fund, and the Allianz RCM Mid-Cap Fund contributed positively on a relative basis.

•	Asset allocation was mixed during the reporting period. The Fund held an underweight position in equities during the sharp fall of the September to early October of

2009. An increase in the equity weighting in the middle of October 2009 initially detracted from performance, and then contributed from early March through April of 2009.

•

Since its reorganization on May 1, 2009, through June 30, 2009, the Fund held overweight positions in fixed income, commodities, and real estate assets and an underweight position in non-U.S. equities relative to its blended benchmark, which consists of 60% MSCI All Country World Index and 40% Barclays Capital U.S. Aggregate Index. Within the equity portion of its portfolio, the Fund held relatively overweight positions in small-capitalization stocks and stocks of emerging market countries.

•

The Fund’s performance relative to its benchmark was due to the performance of its fixed-income and commodity holdings during the period. In particular, PIMCO Diversified Income Fund, PIMCO Foreign Bond (USD-Hedged) Fund, PIMCO Real Return Fund, PIMCO Emerging Markets Bond Fund, and PIMCO Commodity Real Return Fund contributed to the Fund’s performance. Additionally, PIMCO Real Estate Real Return Strategy Fund contributed to relative performance as did an overweight position in stocks in emerging-market countries.

•

At the end of the reporting period, the Fund was positioned in approximately 69% return-generating and 31% defensive holdings, which is consistent with its model allocation. The Fund’s biggest exposure was to global fixed-income, which we believed offered the portfolio the combination of wide spreads yet allows downside protection during this transition period of unknown length as the global economy recovers.

6	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Fund Allocation at June 30, 2009*

PIMCO Total Return	16.5%
PIMCO Real Return	10.4%
Allianz NFJ Renaissance	7.2%
PIMCO Investment Grade Corporate Bond	6.0%
Nicholas-Applegate Emerging Markets	5.3%
PIMCO Commodity RealReturn Strategy	5.0%
Allianz NACM Income & Growth	4.6%
Nicholas-Applegate International Growth Opportunities	4.2%
Other	39.4%
Cash & Equivalents — Net	1.4%
*	% of net assets as of June 30, 2009

06.30.09	AGI Solutions Core Allocation Fund Annual Report	7

Allianz Global Investors Solutions Core Allocation Fund  (Cont.)

Average Annual Total Return for the periods ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Solutions Core Allocation Fund Class A	-15.51%	1.33%	2.74%	3.93%
Allianz Global Investors Solutions Core Allocation Class A (adjusted)	-20.15%	0.19%	2.16%	3.39%
Allianz Global Investors Solutions Core Allocation Class B	-16.12%	0.58%	2.20%	3.43%
Allianz Global Investors Solutions Core Allocation Class B (adjusted)	-20.10%	0.26%	2.20%	3.43%
Allianz Global Investors Solutions Core Allocation Class C	-16.21%	0.56%	1.98%	3.16%
Allianz Global Investors Solutions Core Allocation Class C (adjusted)	-17.00%	0.56%	1.98%	3.16%
Allianz Global Investors Solutions Core Allocation Class D	-15.52%	1.34%	2.75%	3.94%
Allianz Global Investors Solutions Core Allocation Class R	-15.72%	1.09%	2.50%	3.69%
Allianz Global Investors Solutions Core Allocation Class P	-15.36%	1.54%	2.96%	4.15%
Allianz Global Investors Solutions Core Allocation Institutional Class	-15.16%	1.86%	3.27%	4.47%
Allianz Global Investors Solutions Core Allocation Administrative Class	-15.49%	1.39%	2.81%	4.00%
MSCI All Country World Net Index	-29.32%	1.05%	-0.26%	2.50%
Barclays Capital U.S. Aggregate Index	6.05%	5.01%	5.98%	5.45%
60% MSCI AC World Index, 40% Barclays Capital Global Aggregate Bond Index	-15.17%	3.17%	2.81%	4.26%
Russell 3000 Index	-26.56%	-1.84%	-1.46%	1.45%
48% Russell 3000 Index, 12% MSCI AC World ex-U.S., 40% Barclays Capital U.S. Aggregate Index	-14.54%	2.00%	2.34%	3.84%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	-15.53%	0.53%	1.34%	2.63%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 2.82% for Class B shares, 2.82% for Class C shares, 2.07% for Class D shares, 2.32% for Class R shares, 1.85% for Class P shares, 1.75% for Institutional Class shares and 2.00% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 4, 2009, as supplemented to date.

8	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Cumulative Returns Through June 30, 2009

06.30.09	AGI Solutions Core Allocation Fund Annual Report	9

Allianz Global Investors Solutions Core Allocation Fund  (Cont.)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,078.70	$1,075.20	$1,074.30	$1,078.30	$1,077.10	$1,079.20	$1,080.40	$1,078.50
Expenses Paid During Period	$3.20	$7.05	$7.05	$0.91	$1.32	$0.61	$0.83	$0.74

Shareholder Expense Example	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,021.72	$1,018.00	$1,018.00	$1,022.07	$1,020.83	$1,022.96	$1,024.00	$1,022.56
Expenses Paid During Period	$3.11	$6.85	$6.85	$2.76	$4.01	$1.86	$0.80	$2.26

*Class D, Class R, Class P and Administrative Class commenced operations on May 4, 2009. The Actual expense example for Class D, Class R, Class P and Administrative Class is based on the period since inception; the Hypothetical expense is based on the half-year period beginning January 1, 2009. For each class of the Fund, expenses are equal to the expense ratio for the class ( 0.62% for Class A, 1.37% for Class B, 1.37% for Class C, 0.55% for Class D, 0.80% for class R, 0.37% for Class P, 0.16% for Institutional Class and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (58 for Class D, Class R, Class P and Administrative Class) for the Actual expense example and 181/365 for the Hypothetical expense example. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

10	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital U.S. Aggregate Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 3000 Index and the Barclays Capital U.S. Aggregate Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

60% MSCI All Country World Index, 40% Barclays Capital Global Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 60% MSCI All Country World Index and 40% Barclays Capital Global Aggregate Bond Index. The MSCI All Country World Index is an unmanaged index of stocks representing market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim. The Barclays Capital Global Aggregate Bond Index is an unmanaged index.

Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI All Country World ex-US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States’ issuers.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

06.30.09	AGI Solutions Core Allocation Fund Annual Report	11

Schedule of Investments AGI Solutions Core Allocation Fund	June 30, 2009

	SHARES	VALUE (000S)

ALLIANZ FUNDS (b)(c)—31.2%
NACM Growth	134,827	$1,387
NACM Income & Growth	777,924	7,989
NACM International	232,268	2,590
NFJ International Value	344,300	5,275
NFJ Large Cap Value	648,833	6,819
NFJ Renaissance	1,067,747	12,578
NFJ Small-Cap Value	179,991	3,623
OCC Growth (a)	78,101	1,532
OCC Opportunity (a)	265,569	4,247
RCM Global Resources	268,171	3,229
RCM Large-Cap Growth	510,470	5,237

Total Allianz Funds (cost—$59,145)		54,506

ALLIANZ FUNDS MULTI-STRATEGY TRUST (b)(c)—6.0%
RCM Disciplined Equity	434,610	5,198
RCM International Opportunities	520,407	5,386

Total Allianz Funds Multi-Strategy Trust (cost—$10,429)		10,584

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS (b)(c)—9.5%
Emerging Markets	1,334,965	9,225
International Growth Opportunities (a)	335,283	7,416

Total Nicholas-Applegate Institutional Funds (cost—$15,758)		16,641

PIMCO FUNDS (b)(c)—51.9%
Commodity RealReturn Strategy	1,213,161	8,662
Diversified Income	701,381	6,628
Emerging Markets Bond	699,877	6,558
Foreign Bond (U.S. Dollar-Hedged)	537,013	5,134
Investment Grade Corporate Bond	1,018,181	10,579
Real Return	1,759,310	18,174
RealEstateRealReturn Strategy (a)	2,166,292	6,217
Total Return	2,764,867	28,893

Total PIMCO Funds (cost—$88,439)		90,845

	PRINCIPAL AMOUNT (000S)

REPURCHASE AGREEMENT—1.1%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $1,872; collateralized by Freddie Mac, 1.268%, due 4/1/11, valued at $1,912 including accrued interest (cost—$1,872)	$1,872	1,872

Total Investments (cost—$175,643)—99.7%		174,448

Other assets less liabilities—0.3%		467

Net Assets—100.0%		$174,915

Notes to Schedule of Investments:

(a)	Non-income producing.
(b)	Affiliated fund.
(c)	Institutional Class shares of each fund.

12	AGI Solutions Core Allocation Fund Annual Report	See Accompanying Notes to Financial Statements

Statement of Assets and Liabilities	June 30, 2009

Amounts in thousands, except per share amounts
Assets:
Investments in Affiliates, at value (cost-$173,771)	$172,576
Repurchase agreement, at value (cost-$1,872)	1,872
Receivable for Fund shares sold	749
Dividends and interest receivable from Affiliates	364
Receivable from Investment Manager	220
Prepaid expenses	8
Total Assets	175,789
Liabilities:
Payable for investments in Affiliates purchased	364
Payable for Fund shares redeemed	206
Investment management fees payable	122
Distribution fees payable	69
Servicing fees payable	32
Accrued expenses	81
Total Liabilities	874
Net Assets	$174,915
Shares of beneficial interest:
Par value ($0.00001 per share)	$206
Paid-in-capital in excess of par	223,702
Dividends in excess of net investment income	(1)
Accumulated net realized loss on investments	(47,797)
Net unrealized depreciation of investments	(1,195)
Net Assets	$174,915
Net Assets:
Class A	$47,224
Class B	29,177
Class C	80,857
Class D	10
Class R	10
Class P	10
Institutional Class	16,150
Administrative Class	1,477

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	13

Statement of Assets and Liabilities (Cont.)	June 30, 2009

Shares Issued and Outstanding:
Class A	5,589
Class B	3,422
Class C	9,510
Class D	1
Class R	1
Class P	1
Institutional Class	1,926
Administrative Class	175
Net Asset Value and Redemption Price Per Share
Class A	$8.45
Class B	$8.53
Class C	$8.50
Class D	$8.44
Class R	$8.44
Class P	$8.44
Institutional Class	$8.38
Administrative Class	$8.44

14	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

Statement of Operations For the period ended June 30, 2009*

Amounts in thousands
Investment Income:
Dividends from investments in Affiliates	$8,008
Interest	1
Total Income	8,009

Expenses:
Administration fees	635
Investment management fees	240
Distribution fees - Class B	282
Distribution fees - Class C	713
Servicing fees - Class A	123
Servicing fees - Class B	94
Servicing fees - Class C	238
Audit and tax services fees	35
Transfer agent fees	16
Shareholder communications	15
Custodian and accounting agent fees	8
Trustees' fees	4
Registration fees	2
Legal fees	2
Miscellaneous expenses	2
Total Expenses	2,409
Less: Waiver/Reimbursement from Investment Manager	(245)
Net Expenses	2,164

Net Investment Income	5,845

Realized and Change in Unrealized Gain (Loss):
Net realized loss on Investments in Affiliates	(47,175)
Net capital gain distributions received from underlying Affiliated funds	4,097
Net change in unrealized appreciation/depreciation of Investments in Affiliates	(9,048)
Net Realized and Change in Unrealized Loss	(52,126)

Net Decrease in Net Assets Resulting from Investment Operations	$(46,281)
*	Class D, Class R, Class P and Administrative Class commenced operations on May 4, 2009.

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	15

Statements of Changes in Net Assets

Amounts in thousands	Period ended June 30, 2009**	Year ended June 30, 2008
Decrease in Net Assets from:
Investment Operations:
Net investment income	$5,845	$6,933
Net realized loss from investments in Affiliates	(47,175)	(3,812)
Net capital gain distributions received from underlying Affiliated funds	4,097	16,987
Net change in unrealized appreciation/depreciation of investments in Affiliates	(9,048)	(38,360)
Net decrease resulting from investment operations	(46,281)	(18,252)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(2,305)	(4,878)
Class B	(1,385)	(4,172)
Class C	(3,648)	(8,957)
Class D	— †	—
Class R	— †	—
Class P	— †	—
Institutional Class	(700)	(1,188)
Administrative Class	— †	—
Net realized capital gains
Class A	—	(1,783)
Class B	—	(1,988)
Class C	—	(4,096)
Institutional Class	—	(328)
Return of Capital
Class A	(430)	(796)
Class B	(258)	(885)
Class C	(680)	(1,829)
Class D	— †	—
Class R	— †	—
Class P	— †	—
Institutional Class	(131)	(146)
Administrative Class	— †	—
Total Dividends and Distributions to Shareholders	(9,537)	(31,046)
Fund Share Transactions:
Net proceeds from the sale of shares	37,431	58,978
Issued in reinvestment of distributions	7,771	24,719
Cost of shares redeemed	(92,476)	(91,138)
Net decrease from Fund share transactions	(47,274)	(7,441)
Fund Redemption Fees	— †	1
Total Decrease in Net Assets	(103,092)	(56,738)
Net Assets:
Beginning of period	278,007	334,745
End of period*	$174,915	$278,007
* Including dividends in excess of net investment income of:	$(1)	$(1)
**	Class D, Class R, Class P and Administrative Class commenced operations on May 4, 2009.
†	Amount is less than $500.

16	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

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See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	17

Financial Highlights

Class A Shares

Per Share Data for the Years Ended:	6/30/2009	6/30/2008

Net Asset Value Beginning of Year	$10.62	$12.57
Investment Operations:
Net Investment Income (a)	0.30	0.33
Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	(1.98)	(0.96)
Total from Investment Operations	(1.68)	(0.63)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.40)	(0.86)
Net Realized Capital Gains	—	(0.32)
Tax Basis Return of Capital	(0.09)	(0.14)
Total Dividends and Distributions	(0.49)	(1.32)
Fund Redemption Fees	— (b)	— (b)
Net Asset Value End of Year	$8.45	$10.62
Total Return (c)	(15.51)%	(5.45)%
Net Assets End of Year (000s)	$47,224	$63,265
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement (d)	0.63%	0.65%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (d)	0.76%	0.65%
Ratio of Net Investment Income to Average Net Assets (d)	3.51%	2.74%
Portfolio Turnover	69%	17%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the investment companies in which the Fund invests.

18	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007	6/30/2006	6/30/2005

$11.78	$11.08	$10.60

0.24	0.19	0.22

1.47	0.80	0.50
1.71	0.99	0.72

(0.77)	(0.16)	(0.24)
(0.15)	(0.13)	—
—	—	—
(0.92)	(0.29)	(0.24)
— (b)	— (b)	—
$12.57	$11.78	$11.08
14.82%	9.03%	6.84%
$70,370	$65,643	$48,049

0.72%	0.65%	0.65%

0.72%	0.65%	0.65%

1.98%	1.65%	2.04%
17%	6%	25%

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	19

Financial Highlights  (Cont.)

Class B Shares

Per Share Data for the Years Ended:	6/30/2009	6/30/2008

Net Asset Value Beginning of Year	$10.70	$12.57
Investment Operations:
Net Investment Income (a)	0.23	0.24
Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	(1.99)	(0.96)
Total from Investment Operations	(1.76)	(0.72)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.33)	(0.69)
Net Realized Capital Gains	—	(0.32)
Tax Basis Return of Capital	(0.08)	(0.14)
Total Dividends and Distributions	(0.41)	(1.15)
Fund Redemption Fees	— (b)	— (b)
Net Asset Value End of Year	$8.53	$10.70
Total Return (c)	(16.12)%	(6.07)%
Net Assets End of Year (000s)	$29,177	$60,519
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (d)	1.39%	1.40%
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement (d)	1.50%	1.40%
Ratio of Net Investment Income to Average Net Assets (d)	2.67%	2.03%
Portfolio Turnover	69%	17%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the investment companies in which the Fund invests.

20	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007	6/30/2006	6/30/2005

$11.72	$11.01	$10.55

0.15	0.10	0.14

1.46	0.81	0.48
1.61	0.91	0.62

(0.61)	(0.07)	(0.16)
(0.15)	(0.13)	—
—	—	—
(0.76)	(0.20)	(0.16)
— (b)	— (b)	—
$12.57	$11.72	$11.01
13.98%	8.20%	5.91%
$82,725	$80,506	$71,858

1.47%	1.40%	1.40%

1.47%	1.40%	1.40%

1.19%	0.86%	1.30%
17%	6%	25%

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	21

Financial Highlights  (Cont.)

Class C Shares

Per Share Data for the Years Ended:	6/30/2009	6/30/2008

Net Asset Value Beginning of Year	$10.68	$12.55
Investment Operations:
Net Investment Income (a)	0.24	0.24
Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	(2.01)	(0.95)
Total from Investment Operations	(1.77)	(0.71)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.33)	(0.70)
Net Realized Capital Gains	—	(0.32)
Tax Basis Return of Capital	(0.08)	(0.14)
Total Dividends and Distributions	(0.41)	(1.16)
Fund Redemption Fees	— (b)	— (b)
Net Asset Value End of Year	$8.50	$10.68
Total Return (c)	(16.21)%	(6.10)%
Net Assets End of Year (000s)	$80,857	$138,659
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (d)	1.39%	1.40%
Ratio of Net Expenses to Average Net Assets without Waiver and Reimbursement (d)	1.50%	1.40%
Ratio of Net Investment Income to Average Net Assets (d)	2.74%	1.99%
Portfolio Turnover	69%	17%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the investment companies in which the Fund invests.

22	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007	6/30/2006	6/30/2005

$11.72	$11.01	$10.55

0.15	0.10	0.14

1.46	0.81	0.48
1.61	0.91	0.62

(0.63)	(0.07)	(0.16)
(0.15)	(0.13)	—
—	—	—
(0.78)	(0.20)	(0.16)
— (b)	— (b)	—
$12.55	$11.72	$11.01
14.06%	8.21%	5.92%
$168,495	$140,987	$120,586

1.47%	1.40%	1.40%

1.47%	1.40%	1.40%

1.23%	0.87%	1.31%
17%	6%	25%

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	23

Financial Highlights  (Cont.)

Class D Shares

Per Share Data for the Period:	May 4, 2009† through June 30, 2009

Net Asset Value Beginning of Period	$8.20
Investment Operations:
Net Investment Income (a)	0.02
Net Realized and Change in Unrealized Gain on Investments (a)	0.27
Total from Investment Operations	0.29
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)
Tax Basis Return of Capital	(0.01)
Total Dividends and Distributions	(0.05)
Net Asset Value End of Period	$8.44
Total Return (b)	3.55%
Net Assets End of Period (000s)	$10
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (c)	0.52%*
Ratio of Net Expenses to Average Net Assets without Waiver and Reimbursement (c)	1.34%*
Ratio of Net Investment Income to Average Net Assets (c)	1.85%*
Portfolio Turnover	69%

†	Commencement of operations.
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

24	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

Class R Shares

Per Share Data for the Period:	May 4, 2009† through June 30, 2009

Net Asset Value Beginning of Period	$8.20
Investment Operations:
Net Investment Income (a)	0.02
Net Realized and Change in Unrealized Gain on Investments (a)	0.27
Total Income from Investment Operations	0.29
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)
Tax Basis Return of Capital	(0.01)
Total Dividends and Distributions	(0.05)
Net Asset Value End of Period	$8.44
Total Return (b)	3.52%
Net Assets End of Period (000s)	$10
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (c)	0.77%*
Ratio of Net Expenses to Average Net Assets without Waiver and Reimbursement (c)	1.68%*
Ratio of Net Investment Income to Average Net Assets (c)	1.61%*
Portfolio Turnover	69%

†	Commencement of operations.
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	25

Financial Highlights  (Cont.)

Class P Shares

Per Share Data for the Period:	May 4, 2009† through June 30, 2009

Net Asset Value Beginning of Period	$8.20
Investment Operations:
Net Investment Income (a)	0.03
Net Realized and Change in Unrealized Gain on Investments (a)	0.26
Total from Investment Operations	0.29
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)
Tax Basis Return of Capital	(0.01)
Total Dividends and Distributions	(0.05)
Net Asset Value End of Period	$8.44
Total Return (b)	3.57%
Net Assets End of Period (000s)	$10
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (c)	0.32%*
Ratio of Net Expenses to Average Net Assets without Waiver and Reimbursement (c)	1.20%*
Ratio of Net Investment Income to Average Net Assets (c)	2.05%*
Portfolio Turnover	69%

†	Commencement of operations.
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

26	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

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See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	27

Financial Highlights  (Cont.)

Institutional Class Shares

Per Share Data for the Years Ended:	6/30/2009	6/30/2008

Net Asset Value Beginning of Year	$10.55	$12.54
Investment Operations:
Net Investment Income (a)	0.33	0.36
Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	(1.97)	(0.91)
Total from Investment Operations	(1.64)	(0.55)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.43)	(0.98)
Net Realized Capital Gains	—	(0.32)
Tax Basis Return of Capital	(0.10)	(0.14)
Total Dividends and Distributions	(0.53)	(1.44)
Fund Redemption Fees	— (b)	— (b)
Net Asset Value End of Year	$8.38	$10.55
Total Return (c)	(15.16)%	(4.85)%
Net Assets End of Year (000s)	$16,150	$15,564
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (d)	0.13%	0.10%
Ratio of Net Expenses to Average Net Assets without Waiver and Reimbursement (d)	0.30%	0.10%
Ratio of Net Investment Income to Average Net Assets (d)	3.89%	3.04%
Portfolio Turnover	69%	17%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the investment companies in which the Fund invests.

28	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007	6/30/2006	6/30/2005

$11.80	$11.09	$10.61

0.33	0.24	0.32

1.44	0.82	0.45
1.77	1.06	0.77

(0.88)	(0.22)	(0.29)
(0.15)	(0.13)	—
—	—	—
(1.03)	(0.35)	(0.29)
— (b)	— (b)	—
$12.54	$11.80	$11.09
15.49%	9.56%	7.35%
$13,155	$745	$909

0.17%	0.10%	0.10%

0.17%	0.10%	0.15%

2.64%	2.05%	2.93%
17%	6%	25%

See Accompanying Notes to Financial Statements	06.30.09	AGI Solutions Core Allocation Fund Annual Report	29

Financial Highlights  (Cont.)

Administrative Class Shares

Per Share Data for the Period:	May 4, 2009† through June 30, 2009

Net Asset Value Beginning of Period	$8.20
Investment Operations:
Net Investment Income (a)	0.03
Net Realized and Change in Unrealized Gain on Investments (a)	0.26
Total from Investment Operations	0.29
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)
Tax Basis Return of Capital	(0.01)
Total Dividends and Distributions	(0.05)
Net Asset Value End of Period	$8.44
Total Return (b)	3.55%
Net Assets End of Period (000s)	$1,477
Ratio of Net Expenses to Average Net Assets with Waiver and Reimbursement (c)	0.27%*
Ratio of Net Expenses to Average Net Assets without Waiver and Reimbursement (c)	1.37%*
Ratio of Net Investment Income to Average Net Assets (c)	2.04%*
Portfolio Turnover	69%

†	Commencement of operations.
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

30	AGI Solutions Core Allocation Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

Notes to Financial Statements

June 30, 2009

1.	ORGANIZATION

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. Allianz Global Investors (“AGI”) Multi-Style Fund, a former series of Allianz Funds which was renamed AGI Solutions Core Allocation Fund (the “Fund”) and reorganized into the Allianz Funds Multi-Strategy Trust from the Allianz Funds Trust on May 1, 2009. The Trust currently consists of sixteen separate investment funds. These financial statements pertain to one of the funds offered by the Trust. As part of the reorganization, the Fund changed its investment objective from “seeking long-term capital appreciation and current income” to “seeking after-inflation capital appreciation and current income”. The Fund’s investment strategy was also revised to permit investment of up to 10% of its assets in affiliated and unaffiliated exchange-traded funds (ETFs) and mutual funds and pooled vehicles that are not advised by the Investment Manager or its affiliates. The Fund also changed its fiscal year end to November 30 to coincide with the other Funds in the Trust. Due to reporting restrictions the Fund is required to provide audited financial statements for the twelve months period ending June 30, 2009.

The Fund sold and issued shares of beneficial interest to Allianz Global Investors of America, L.P. (“Allianz Global”) as follows:

	AGI Solutions Core Allocation
Class	Date	Shares	Amount
D	5/4/2009	1,220	$10,000
R	5/4/2009	1,220	10,000
P	5/4/2009	1,220	10,000
Administrative	5/4/2009	1,220	10,000
		4,880	$40,000

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to eight classes of shares A, B, C, D, P, R, Institutional and Administrative Class shares. The Fund is authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the

06.30.09	AGI Solutions Core Allocation Fund Annual Report	31

Notes to Financial Statements  (Cont.)

June 30, 2009

basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s Net Asset Value (“NAV”) is normally determined daily as of the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

Fair Value Measurement.  The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under SFAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at measurement date. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

32	AGI Solutions Core Allocation Fund Annual Report	06.30.09

The valuation techniques used by the Fund to measure fair value during the fiscal year ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for investments in the table below are presented by industry or investment type in the Fund's Schedule of Investments:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/2009
Investments in Securities—Assets
Allianz Funds	$54,506	—	—	$54,506
Allianz Funds Multi-Strategy Trust	10,584	—	—	10,584
Nicholas-Applegate Institutional Funds	16,641	—	—	16,641
PIMCO Funds	90,845	—	—	90,845
Short-Term Investments	—	$1,872	—	1,872
Total Investments in Securities	$172,576	$1,872	—	$174,448

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed annually.

The Fund records dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Multi-Class Operations.  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution and servicing fees.

06.30.09	AGI Solutions Core Allocation Fund Annual Report	33

Notes to Financial Statements  (Cont.)

June 30, 2009

Federal Income Taxes.  The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

The Fund has adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at June 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Repurchase Agreements.  The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

3.	INVESTMENT MANAGER, SUB-ADVISER, DISTRIBUTOR

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision by the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from the Fund, payable on a monthly basis, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliate, Allianz Global Investors Solutions LLC (“the Sub-Adviser”) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for their services.

The Fund's Distributor is Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager. Pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R, the Distributor receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with personal services rendered to each class’ shareholders and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of average daily net assets of Class B and Class C and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Fund, the Fund compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

34	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Pursuant to the Distribution Plan for Administrative Class Shares adopted by the Administrative Class of the Fund, the Fund (or the Distributor, acting on behalf of the Fund) reimburses various service organizations with which a Fund (or the Distributor) has an agreement relating to Administrative Class Shares, for costs and expenses incurred in connection with the distribution and marketing of Administrative Class Shares and/or for providing shareholder services as an annual rate of up to 0.25% of the average daily net assets.

The Distributor also receives the proceeds of the initial sales shares paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2009, the Distributor received $155,479 representing commissions (sales charges) and contingent deferred sales charges.

Redemption Fees.  Investors in Class A, Class B, Class C and Institutional Class shares of the Fund were subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees were only charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges. Effective May 1, 2009, Redemption Fees were eliminated.

Expense Limitation.  The Trust and the Investment Manager have entered into an Expense Limitation Agreement as indicated in the table below:

Expense Limitation (%)
Management Fee Waiver(1)(2)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
0.70%	1.32%	2.07%	2.07%	1.32%	1.57%	1.12%	1.02%	1.27%
(1)	The Investment Manager has contractually agreed to waive a portion of its 0.85% management fee. The waiver is calculated on the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2010. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).
(2)	The Investment Manager has contractually agreed, for the Fund’s fiscal year ending November 30, 2009, to waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, total annual fund operating expenses, including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed the rates noted in the table above based off of the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains

06.30.09	AGI Solutions Core Allocation Fund Annual Report	35

Notes to Financial Statements  (Cont.)

June 30, 2009

(which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2009, were $137,581 and $187,770, respectively.

5.	UNDERLYING FUNDS AND RISK FACTORS OF THE FUND

The Fund invests assets primarily Underlying Funds. The Fund may also invest a portion of their assets in affiliated and unaffiliated exchange-trade funds (“ETFs”), mutual funds and pooled vehicles other than the Underlying Funds (together, "Other Acquired Funds"). Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involve certain additional expenses and tax results that would not be present in a direct investment in the Underlying or Other Acquired Funds. The Fund’s NAV will fluctuate in response to changes in the NAV’s of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” under FAS 133 and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the statement of operations, and such do not qualify for FAS 133 hedge accounting treatment. Fund management has determined that FSP has no material impact on the Fund’s financial statements. All changes to accounting policies have been made in accordance with the FSP.

6.	FEDERAL INCOME TAX MATTERS

At June 30, 2009, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses(1)	Post-October Deferral(2)
—	—	$2,899	$42,122
(1)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in 2017.
(2)	Capital losses realized during the period November 1, 2008 through June 30, 2009 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

36	AGI Solutions Core Allocation Fund Annual Report	06.30.09

At June 30, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation(3)
$178,419	$5,253	$(9,224)	$(3,971)
(3)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the year ended June 30, 2009 the tax character of dividends and distributions were $8,038 from ordinary income and $1,499 from Return of Capital (amounts in thousands).

7.	SHARES OF BENEFICIAL INTEREST

The Fund may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended June 30,
	2009				2008
	Shares		Amount		Shares	Amount
Shares sold
Class A	1,984		$17,021		1,580	$18,560
Class B	252		2,169		788	9,475
Class C	1,131		9,710		1,868	22,319
Class D	1	**	10	**	—	—
Class R	1	**	10	**	—	—
Class P	1	**	10	**	—	—
Institutional Class	888		7,030		736	8,624
Administrative Class	175	**	1,471	**	—	—
Issued in reinvestment of dividends and distributions
Class A	275		2,199		514	5,902
Class B	156		1,254		454	5,251
Class C	436		3,493		1,034	11,903
Class D	—		—		—	—
Class R	—		—		—	—
Class P	—		—		—	—
Institutional Class	104		825		147	1,663
Administrative Class	—		—		—	—

06.30.09	AGI Solutions Core Allocation Fund Annual Report	37

Notes to Financial Statements  (Cont.)

June 30, 2009

	Year Ended June 30,
	2009		2008
	Shares	Amount	Shares	Amount
Cost of shares redeemed
Class A	(2,626)	$(22,262)	(1,736)	$(20,328)
Class B	(2,641)	(22,972)	(2,170)	(25,628)
Class C	(5,042)	(42,659)	(3,346)	(39,788)
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	(542)	(4,581)	(456)	(5,394)
Administrative Class	— *	(2)	—	—
Net decrease resulting from Fund share transactions	(5,447)	$(47,274)	(587)	$(7,441)
*	Amount less than 500.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.

8.	AFFILIATED TRANSACTIONS

The underlying funds of the Fund are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these affiliated funds for the year ended June 30, 2009 (amounts in thousands):

Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2009	Dividend Income	Realized Gain (Loss)
Allianz Funds:
CCM Capital Appreciation	$2,584	$3	$1,705	$—	$—	$3	$(1,127)
CCM Mid-Cap	2,454	—	1,507	—	—	—	(663)
NACM Growth	—	1,362	—	25	1,387	—	—
NACM Income & Growth	—	7,794	—	195	7,989	65	—
NACM International	29,476	4,049	18,304	253	2,590	934	(8,697)
NACM Pacific Rim	—	2,763	2,891	—	—	5	128
NFJ International Value	—	5,080		195	5,275	53
NFJ Large-Cap Value	13,301	5,800	7,202	(1,349)	6,819	300	(4,647)
NFJ Small-Cap Value	4,270	1,209	407	295	3,623	78	(45)
OCC Growth	2,019	—	—	(613)	1,532	—	—
OCC Opportunity	5,799	450	1,033	836	4,247	—	(292)
NFJ Renaissance	17,336	3,803	3,552	(4,169)	12,578	301	(3,440)
OCC Target	3,193	223	1,857	—	—	5	(1,180)
RCM Global Resources	—	3,314	—	(85)	3,229	—	—
RCM Large-Cap Growth	24,049	419	13,279	(221)	5,237	106	(3,707)
RCM Mid-Cap	15,738	1,345	12,351	—	—	—	(1,570)

38	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2009	Dividend Income	Realized Gain (Loss)
Allianz Funds Multi-Strategy Trust:
RCM Disciplined Equity	$—	$5,085	$—	$114	$5,198	$—	$—
RCM International Opportunities	—	5,344	—	42	5,386	—	—
Nicholas-Applegate Institutional Funds:
Emerging Markets	—	8,913	—	311	9,224	—	—
International Growth Opportunities	—	6,846	—	571	7,417	—	—
PIMCO Funds:
Commodity RealReturn Strategy	—	8,406	—	255	8,662	110	—
Diversified Income	—	6,438	—	190	6,628	60	—
Emerging Markets Bond	—	6,435	—	123	6,558	60	—
Foreign Bond (U.S. Dollar-Hedged)	3,697	3,180	1,655	(11)	5,134	129	(200)
High Yield	6,978	375	5,891	—	—	382	(1,793)
Investment Grade Corporate Bond	—	10,249	—	330	10,579	84	—
Japanese StocksPLUS Total Return Strategy	4,096	400	2,777	—	—	—	(3,261)
Real Return	—	17,727	—	447	18,174	97	—
RealEstateRealReturn Strategy	—	5,939	—	278	6,217	—	—
Short-Term	11,915	432	12,153	—	—	134	(389)
StocksPLUS	37,061	6,743	29,951	—	—	1,620	(14,624)
Total Return	95,022	7,455	71,255	793	28,893	3,482	(1,668)
Totals	$278,988	$137,581	$187,770	$(1,195)	172,576	$8,008	$(47,175)

9.	LEGAL PROCEEDINGS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), the Distributor and AGI) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered

06.30.09	AGI Solutions Core Allocation Fund Annual Report	39

Notes to Financial Statements  (Cont.)

June 30, 2009

as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, AGI, PEA, the Distributor and certain of their employees have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, the Investment Manager, the Sub-Adviser and the Distributor believe that these matters are not likely to have a material adverse effect on the Fund or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date hereof.

10.	SUBSEQUENT EVENTS

The Fund has adopted FASB Statement of Financial Accounting Standard No. 165, “Subsequent Events” ("FAS 165"). Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a. The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b. The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.

c. The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

Fund management has determined there were no subsequent events following the fiscal year ended June 30, 2009, through August 19, 2009, the date the financial statements were available to be issued.

40	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Multi-Strategy Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AGI Solutions Core Allocation Fund, one of the sixteen funds constituting the Allianz Multi-Strategy Trust (hereinafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2009

06.30.09	AGI Solutions Core Allocation Fund Annual Report	41

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end (June 30, 2009) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the Fund designates 16% of ordinary dividends paid during the fiscal year ended June 30, 2009 as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of ordinary dividends paid by the Fund during the period ended June 30, 2009 which qualified for the Dividend Received Deduction available to corporate shareholders was 17%.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

42	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements   (Unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any investment advisory agreement or sub-advisory agreement for a fund. The agreements approved during the period covered by, and relating to the Fund described in this report, relate to the Allianz Global Investors Solutions Core Allocation Fund (the “Fund”), a series of the Trust.

The Trustees met on April 1, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”) with respect to the Fund and the Sub-Advisory Agreement (the “AGIS Agreement”) between the Investment Manager and Allianz Global Investors Solutions LLC (“AGIS” or the “Sub-Adviser”) with respect to the Fund (and together with the Advisory Agreement, the “Agreements”). The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Agreements should be approved for an initial two-year period with respect to the Fund.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”) on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Fund identified by Lipper, (ii) information on the Fund’s management fees and other anticipated expenses and information provided by Lipper on the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the Fund, (v) descriptions of various functions to be performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Fund. The

06.30.09	AGI Solutions Core Allocation Fund Annual Report	43

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements   (Unaudited) (Cont.)

Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the Fund; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high-quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under each Agreement.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the expected total expense ratio as a percentage of average daily net assets, and the management fees and total expense ratios of comparable funds identified by Lipper. The Trustees also noted the management fee waiver agreement and expense limitation agreements for the Fund that would cap expenses.

In comparing the Fund to its Lipper peers with respect to expenses, the Trustees noted that while the Fund was not to be charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the expected total expense ratio of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio.

The Trustees noted that AGIS, as a newly formed investment adviser, manages five target date funds and one target risk fund as of December 29, 2008. Thus, there is limited information regarding products managed by AGIS, and, the Trustees could not compare the fees paid by the Fund to comparable products managed by AGIS.

The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the Fund.

The Trustees also took into account that, as an open-end investment company, the Fund intends to raise additional assets, so as the assets of the Fund grow over time, the Fund could gain potential economies of scale by having its expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as potential research, statistical and quotation services from broker-dealers executing the Fund’s portfolio transactions and the reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Adviser, as the case may be.

44	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Allianz Funds Multi-Strategy Trust—Board of Trustees

(Unaudited)

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Independent Directors
Hans W. Kertess 7/12/1939	Trustee, Chairman of the Board	Since 2008 Chairman of the Board	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	50	None
Paul Belica 9/27/1921	Trustee	Since 2008	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	50	None
Robert E. Connor 9/17/1934	Trustee	Since 2008	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	50	None
William B. Ogden, IV 1/11/1945	Trustee	Since 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	50	None
R. Peter Sullivan III 9/04/1941	Trustee	Since 2008	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	50	None
Diana L. Taylor** 2/16/1955	Trustee	Since 2008	Managing Director, Wolfensohn & Co, 2007-present; Superintendent of Banks, State of New York, 2003-2007	45	Brookfield Properties Corporation, Sotheby’s and Citigroup Inc.
Interested Director
John C. Maney *** 8/03/1959	Trustee	Since 2008	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	79	None
*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

06.30.09	AGI Solutions Core Allocation Fund Annual Report	45

Allianz Funds Multi-Strategy Trust—Board of Trustees  (Cont.)

(Unaudited)

**	Ms. Taylor may be considered an “interested person” of the Fund due to her status as a Director of Citigroup Inc., commencing with her appointment to that position on July 24, 2009. Ms. Taylor resigned her position as a Director of the Federal National Mortgage Association (Fannie Mae) effective July 22, 2009.
***	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.
Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 426-0107 (Class A, B, C, D and R shares) or (800) 498-5413 (Institutional, Administrative and Class P shares).

46	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Allianz Funds Multi-Strategy Trust—Officers

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	12/2004 to present	Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; and Chief Executive Officer of 45 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer, Allianz Global Investors Managed Accounts LLC.
Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Director of 4 funds in the Fund Complex.
Thomas J. Fuccillo 3/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P.; (2004-2008) and Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004)
Youse Guia 9/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).
Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.
Scott Whisten 3/13/1971	Assistant Treasurer	3/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).
Richard J. Cochran 1/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

06.30.09	AGI Solutions Core Allocation Fund Annual Report	47

Allianz Funds Multi-Strategy Trust—Officers  (Cont.)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard H. Kirk 4/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 79 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Kathleen A. Chapman 11/11/1954	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).
Lagan Srivastava 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

*	The officers of the Trust are elected annually by the Board of Trustees.

48	AGI Solutions Core Allocation Fund Annual Report	06.30.09

Allianz Funds Multi-Strategy Trust

Trustees Hans W. Kertess Chairman of the Board of Trustees Paul Belica Robert E. Connor John C. Maney William B. Ogden, IV R. Peter Sullivan III Diana L. Taylor

Fund Officers

E. Blake Moore, Jr.

President & Chief Executive Officer

Brian S. Shlissel

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Chief Legal Officer & Secretary

Lawrence G. Altadonna

Assistant Treasurer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Richard H. Kirk

Assistant Secretary

Kathleen A. Chapman

Assistant Secretary

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, M0 64105

Shareholder Servicing and Transfer Agent

Boston Financial Data Services, Inc.:

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

Contact your financial advisor, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday – Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ700AR_26349

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-877-4626. The Investment Advisors code of ethics are included as Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,678 in 2008 and $25,000 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2008 and $0 in 2009. (The Fund was reorganized on May 1, 2009)

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $12,690 in 2008 and $14,500 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant. (The Fund was reorganized on May 1, 2009)

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,759,000 and the 2009 Reporting Period was $5,668,127. The Fund was reorganized on May 1, 2009.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s Board of Trustees adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Investors website at www.allianzinvestors.com. Appendix B to the Nominating Committee charter includes “Procedures for Shareholders to Submit Nominee Candidates,” which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that there have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(c)) under the Act (17 CFR 270.3a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

Allianz Global Investors Solutions Core Allocation Fund

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: August 28, 2009

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: August 28, 2009

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2009